UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2010

SUN HEALTHCARE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12040	85-0410612
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18831 Von Karman, Suite 400 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (949) 255-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 24, 2010, Sun Healthcare Group, Inc. (“Sun”) intends to conduct a presentation at the Wells Fargo Securities 2010 Healthcare Conference. The slide show for Sun’s presentation is attached to this report as Exhibit 99.1. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the slide show includes material investor information that is not otherwise publicly available. In addition, Sun does not assume any obligation to update such information in the future.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.	The following exhibit is filed as part of this report:

99.1	Slide show for investor presentation to be conducted June 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Healthcare Group, Inc.

Dated: June 24, 2010	By:	/s/ MIKE BERG
	Name:	Mike Berg
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide show for investor presentation to be conducted June 24, 2010.